EXHIBIT 21

                                 Coach USA, Inc.
                        Subsidiaries as of March 16, 1998

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    -------------------                                  -----------------------
    159506 Canada, Inc.                                       Canada
       d/b/a Gray Line Tours
       d/b/a Connaisseur
    170861 Canada, Inc.                                       Canada
    2948-7238 Quebec, Inc.                                    Canada
       d/b/a Gray Line of Quebec City

    AAA Auto Leasing, Inc.                                    Florida
    ACT Travel, Inc.                                          Tennessee
    ASTI, Inc.                                                Florida
       d/b/a Gray Line of Orlando
    Aircraft Taxi Co.                                         Florida
    Airlines Acquisition Company, Inc.                        Pennsylvania
       d/b/a Airlines Transportation Company
    Airocar, Inc.                                             Florida
       d/b/a Gray Line
       d/b/a Gray Line of Fort Lauderdale
       d/b/a Gray Line of Fort Myers/Naples
       d/b/a Gray Line of Fort Pierce
       d/b/a Gray Line of Key West
       d/b/a Gray Line of Palm Beach
    Airport Limousine Service, Inc.                           Delaware
       d/b/a ALS Paratransit
       d/b/a Checker Cab
       d/b/a Embassy Coach
       d/b/a Pittsburgh Air Bus
       d/b/a Pittsburgh Paratransit
    Airport Rent-A-Car, Inc.                                  Florida
    Air Travel Transportation, Inc.                           Georgia
       d/b/a Atlanta Airport Shuttle
    American Bus Lines, Inc.                                  Florida
    America Charters, Ltd.                                    North Carolina
    American Charters and Tours, Inc.                         Tennessee
    American Coach Lines, Inc.                                Florida
    American Limousine Service, Inc.                          Florida
    American Sightseeing, Inc.                                Florida
    American Sightseeing Tours, Inc.                          Florida
    American Tour Connection, Inc.                            New Jersey
    AmeriCoach Tours, Limited                                 Tennessee
    Antelope Nevada, Inc.                                     Nevada
    Antelope Valley Bus, Inc.                                 California
    Arrow Leasing, Inc.                                       Connecticut
    Arrow Stage Lines, Inc.                                   Nebraska
    Art-Mar Corporation                                       Florida
    Associates Business Credit, LLC                           Kansas
    Atlanta Airport Shuttle, Inc.                             Georgia
    Autocar Connaisseur Inc.                                  Canada
       d/b/a Gray Line of Montreal
    Automobiles Sabrevois Ltee                                Canada
    Barclay Airport Service, Inc.                             New Jersey
    Barclay Transportation Services, Inc.                     New Jersey
    Bayou City Coaches, Inc.                                  Texas
    Blackhawk, Central City Ace Express, Inc.                 Colorado
       d/b/a Ace Express
    Blue Bird Coach Lines, Inc.                               Delaware
    Browder Tours, Inc.                                       Tennessee
       d/b/a Browder Tours

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    -------------------                                  -----------------------
       d/b/a Browder Tours and Charters
    Bus Chicago, Inc.                                         Illinois
    Butler Motor Transit, Inc.                                Pennsylvania
       d/b/a Butler Motor Tours
    CFT Investments, LLC                                      Kansas
    Cab Services, Inc.                                        Texas
       d/b/a Towne Car
    California Charters, Inc.                                 Texas
       d/b/a Texas/California Charter Service
    Cape Transit Corp.                                        New Jersey
       d/b/a Adventure Trails
    Carey Statewide Limousine Service, Inc.                   Michigan
       d/b/a All-Statewide Limousine
       d/b/a Carey of Michigan
       d/b/a Carey Limousine
       d/b/a Statewide Limousine
    Central Jersey Transit, Inc.                              New Jersey
    Checker Cab of Pensacola, Inc.                            Florida
    Classic Lines, Inc.                                       Florida
    Coach Leasing, Inc.                                       Illinois
    Coach USA Administration, Inc.                            Nevada
    Coach USA of New Orleans, Inc.                            Delaware
    Coach XXIII Acquisition, Inc.                             Delaware
    Colorado Springs Airport Transportation Service, Inc.     Colorado
    Commercial Leasing, LLC                                   Missouri
    Commlease, LLC                                            Missouri
    Community Bus Lines, Inc.                                 New Jersey
    Community Coach, Inc.                                     New Jersey
    Community Tours, Inc.                                     New Jersey
    Community Transit Lines, Inc.                             New Jersey
    Community Transportation, Inc.                            New Jersey
    Comprehensive Communication Services, Inc.                Florida
    Connaisseur Parts Distribution, Inc.                      Canada
    Connaisseur Vehicle Agency Inc.                           Canada
    Corporate Car U.S.A., Inc.                                Florida
    Desert Stage Lines                                        California
    Douglas Braund Investments Limited                        Canada
    Eagle Executive Transportation Services, Inc.             Texas
       d/b/a Concorde-Access Transportation
       d/b/a Concorde-Access Limousines
       d/b/a Greater Houston Charters and Sightseeing Service
       d/b/a Houston Medical Limousine and Charter Service
    Eagle Paratransit Services, Inc.                          Louisiana
    Eights Cab, Inc.                                          Florida
    El Expreso, Inc.                                          Texas
       d/b/a El Expreso Bus Company
    Falcon Charter Service                                    California
    Fiesta Cab Company                                        Texas
    Fiesta Cab Company of San Antonio                         Texas
    Friedman Transportation Co., Inc.                         New Jersey
    Gad About Tours, Inc.                                     Ohio
    Garden State Leasing Co., Inc.                            New Jersey
    Golden Isles Coaches of Florida, Inc.                     Florida
       d/b/a Golden Isles Coaches of Florida
       d/b/a Taylor Made Tours
    Golden Vacations, Inc.                                    California
    Gray Line Tours of Southern Nevada, Inc.                  Nevada
       d/b/a River Gambler Tours
    Greater Austin Transportation Company                     Texas
       d/b/a American Cab Co.

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    -------------------                                  -----------------------
       d/b/a American Yellow Checker Cab Company
       d/b/a Towne Car Limousine Service
       d/b/a Yellow Cab Company
       d/b/a Yellow Check Cab Company
       d/b/a Yellow Checker Cab Company
    Greater Boulder Transportation Company                    Colorado
       d/b/a American Cab Company of Denver
    Greater Colorado Springs Transporation Company            Colorado
       d/b/a Airport Taxicab of Colorado Springs, Inc.
       d/b/a Checker Taxicab, Inc.
       d/b/a Colorado Springs Airport Ground Transportation Authority
       d/b/a Colorado Springs Taxicab, Inc.
       d/b/a El Paso County Taxicab, Inc.
       d/b/a Metro Limousine
       d/b/a Metro Taxicab of Colorado Springs, Inc.
       d/b/a Towne Car, Inc.
       d/b/a Towne Car of Colorado Springs, Inc.
       d/b/a Towne Car of Denver, Inc.
       d/b/a Yellow Cab Company of Colorado Springs, Inc.
       d/b/a Yellow Cab Package Xpress
    Greater Denver Transportation Company                     Colorado
       d/b/a Towne Car of Denver, Inc.
    Greater Houston Transportation Company                    Texas
       d/b/a City Taxi
       d/b/a Package Xpress
       d/b/a Yellow Cab
       d/b/a Yellow Cab Company
       d/b/a Yellow Cab Company of Katy
       d/b/a Yellow Cab Package Xpress
    Greater Indianapolis Transportation, Inc.                 Indiana
    Grosvenor Bus Lines, Inc.                                 California
       d/b/a Gray Line of Monterey
       d/b/a Gray Line of San Francisco
    Grosvenor Limousine Service, Inc.                         California
    Gulf Coast Transportation Company                         Texas
       d/b/a Gray Line of Houston
       d/b/a Gray Line Tours of Houston
       d/b/a Group N. and S., Incorporated
    H.A.M.L. Corporation                                      New Jersey
    HealthTrans, Inc.                                         Delaware
    High Adventure Tours, Inc.                                New York
    Houston Cab Company                                       Texas
    IPD, Inc.                                                 Missouri
    Indianapolis Checker Cab, Inc.                            Indiana
    Indianapolis Taxi, Inc.                                   Indiana
    Indianapolis Yellow Cab, Inc.                             Indiana
    International Express Corp.                               Minnesota
       d/b/a Airport Express
    Jul-Al, Inc.                                              Georgia
    K.C. Executive Coach, Inc.                                Missouri
       d/b/a Kansas City Executive Coach
    KCI Shuttle, Inc.                                         Missouri
    K-T Contract Services, Inc.                               Texas
       d/b/a Jetlink
    Kansas City Ground Transportation, Inc.                   Missouri
    Keeshin Charter Service, Inc.                             Illinois
    Keeshin Destination Chicago, Inc.                         Illinois
    Keeshin Transportation, LP                                Delaware
    Kerrville Bus Company, Inc.                               Texas
       d/b/a Fort Worth Charters, Inc.

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    -------------------                                  -----------------------
       d/b/a Gray Line of Albuquerque
       d/b/a Gray Line of Dallas/Ft. Worth
       d/b/a Gray Line of Lafayette
       d/b/a Gray Line of San Antonio
       d/b/a Vaught Charters, Inc.
    L.E.R. Transportation Company                             New Jersey
    LND, Inc.                                                 Florida
    Le Bus, Inc.                                              Florida
    Leisure Time Tours                                        New Jersey
       d/b/a Leisure Line
       d/b/a Leisure Time Tours of N.J.
    Lenzner Tours, Inc.                                       Pennsylvania
    Lenzner Tours, Ltd.                                       Pennsylvania
       d/b/a Lenzner Tour & Travel
       d/b/a Lenzner Coach Lines
    Lenzner Transit, Inc.                                     Pennsylvania
    Lenzner Transportation Group, Inc.                        Nevada
    Locust Partners, LLC                                      Missouri
    MTSI, Inc.                                                Missouri
    Metro Cab, Inc.                                           Florida
    Metro Cars, Inc.                                          Michigan
    Metro Cars Management Corp.                               Michigan
    Metro Diversified Insurance Group, Inc.                   Florida
    Metro Jitney Incorporated                                 Florida
    Metro Limo, Inc.                                          Florida
    Metro Medical Transportation Services, Inc.               Florida
       d/b/a HealthTrans of South Florida
    Metro Mini-Bus, Inc.                                      Florida
    Metro Taxi, Inc.                                          Colorado
    Metro Taxi, Inc.                                          Florida
    Metro Taxicab Co., Inc.                                   Florida
    Metro Transport, LLC                                      Missouri
    Metro Transportation Services, Inc.                       Florida
    Midstate Coach Lines, Inc.                                New York
    Midtown Bus Terminal of New York, Inc.                    New York
    Mister Sparkle, Inc.                                      New Jersey
    Nevada Corporation, Inc.                                  Nevada
    New Delaware Coach, Inc.                                  Delaware
    Niagara Scenic Bus Lines, Inc.                            New York
    OSP, Inc.                                                 Illinois
    P&S Transportation, Inc.                                  Florida
       d/b/a Laser Bus Lines
    PCSTC, Inc.                                               California
       d/b/a Gray Line of Anaheim
       d/b/a Gray Line of Los Angeles
       d/b/a Pacific Coast Sightseeing Tours & Charters
    Parker Tours, Inc.                                        New York
    Pawtuxet Valley Bus Lines, Inc.                           Rhode Island
       d/b/a Newport Foxwood Tours
    Pennsylvania Transportation Systems, Inc.                 Delaware
    Pittsburgh Transportation Charter Services, Inc.          Delaware
    Pittsburgh Transportation Company                         Pennsylvania
    Powder River Transporation Services, Inc.                 Wyoming
       d/b/a Pixley Transportation
    Progressive Transportation Services, Inc.                 New York
    R&T Leasing, Inc.                                         New Jersey
    Red & Tan Charter, Inc.                                   New Jersey
    Red & Tan Enterprises, Inc.                               New Jersey
    Red & Tan of Boca, Inc.                                   Florida
    Red & Tan Tours, Inc.                                     New Jersey

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    -------------------                                  -----------------------
    Red & Tan Tours of Florida, Inc.                          Florida
    Red & Tan Transportation Systems, Inc.                    New Jersey
    Red & Tan Unlimited, Inc.                                 New Jersey
    Red Top Sedan Service, Inc.                               Florida
    Red Top Transportation, Inc.                              Florida
    River Market Conoco, Inc.                                 Missouri
        d/b/a River Market Conoco and Food Store
    RJR Development Company                                   Texas
    Rockland Coaches, Inc.                                    New Jersey
    Rockland Transit Corporation                              New York
    S.E.M. Incorporated                                       Florida
    Shuttle Services MIA, Inc.                                Florida
    Southfield Cab Company                                    Michigan
    Southfield Red & White, Inc.                              Michigan
    Suburban Management Corp.                                 New Jersey
        d/b/a Central Jersey Transit
        d/b/a Suburban Management Corporation
        d/b/a Suburban Tours
    Suburban Trails, Inc.                                     New Jersey
    Suburban Transit Corp.                                    New Jersey
    Syracuse & Oswego Coach Lines, Inc.                       New York
    TFC Investments, LLC                                      Kansas
    Terminal Cab, Inc.                                        Missouri
    Texas Bus Lines, Inc.                                     Texas
        d/b/a Airport Express
    Texas Shuttle, Inc.                                       Texas
    The Arrow Line, Inc.                                      Connecticut
    The B.T.D. Realty Corporation                             Connecticut
    The Hudson Bus Transportation Co., Inc.                   New Jersey
    The Mapleridge Group, Inc.                                Michigan
    Total Vehicle Services, Inc.                              Florida
    TranServ, Inc.                                            Michigan
        d/b/a Detroit Limousine
        d/b/a TranSedan
        d/b/a TranServ Executive Services
    Trans-Hudson Express, Inc.                                New Jersey
    Transportation Contractors, Inc.                          Florida
    Transportation Equipment of Pensacola, Inc.               Florida
    Transportation Management, Inc.                           Florida
    Transportation Management Services, Inc.                  Pennsylvania
        d/b/a Gray Line of Pittsburgh
        d/b/a Lenzner Coach Lines
        d/b/a North Boroughs Cab
    Trentway-Wagar, Inc.                                      Ontario, Canada
    Trentway-Wagar (Leasing), Inc.                            Ontario, Canada
    Trentway-Wagar (Properties), Inc.                         Ontario, Canada
    TryKap Airport Services, Inc.                             Florida
    TryKap Transportation Management, Inc.                    Florida
        d/b/a TryKap Management, Inc.
        d/b/a World Transportation, Inc.
    Tucker Taxi, Inc.                                         Florida
    Tucker Transportation Company, Inc.                       Florida
    Tyburn Limited                                            Delaware
        d/b/a Yellow Airport Express
    Utica Rome Bus Company, Inc.                              New York
    Van Nortwick Bros., Inc.                                  New Jersey
        d/b/a Van Nortwick Bros.
        d/b/a Van Nortwick Tours
    Vertical Market Software, Inc.                            Washington
    West Florida Mobility, Inc.                               Florida

    NAME OF SUBSIDIARY:                                  STATE OF INCORPORATION:
    ------------------                                   ----------------------
    Worthen Van Service, Inc.                                 Wyoming
    Yellow Cab Company of Houston, Inc.                       Texas
    Yellow Cab Company of Pittsburgh                          Pennsylvania
    Yellow Cab of Pensacola, Inc.                             Florida
    Yellow Cab Service Corporation                            Delaware
    Zone Taxicab of Colorado Springs, Inc.                    Colorado